EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Alpine Equity Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Alpine Equity Trust for the period ended April 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Alpine Equity Trust for the stated period.

/s/ Samuel A. Lieber Samuel A. Lieber President, Alpine Equity Trust	/s/ Ronald G. Palmer, Jr. Ronald G. Palmer, Jr. Chief Financial Officer, Alpine Equity Trust
Dated: July 9, 2010	Dated: July 9, 2010

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Alpine Equity Trust for purposes of Section 18 of the Securities Exchange Act of 1934.